GOLDMAN SACHS TRUST
Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class R and Class IR Shares of
Goldman Sachs Absolute Return Tracker Fund
Goldman Sachs Commodity Strategy Fund
(collectively, the “Funds”)

Supplement dated July 10, 2009 to the
Prospectuses dated April 30, 2009 (the “Prospectuses”)

The following replaces the fifth sentence in the “Other Investment Practices and Securities” section of each of the Prospectuses for the Class A, Class C, Institutional, Class R and Class IR Shares with respect to the Funds:

The Goldman Sachs Absolute Return Tracker and Goldman Sachs Commodity Strategy Funds publish on their website (http://www.goldmansachsfunds.com) complete portfolio holdings as of the end of each calendar quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus for future reference.

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SELSATINVSTK 07-09